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                                                                   Exhibit 10.39

                             AMENDMENT AGREEMENT


         AGREEMENT, made as of January 31, 1995, between DeVLIEG-BULLARD, INC., a Delaware corporation with its chief executive office located at One Gorham Island, Westport, Connecticut (the "Borrower"), and SHAWMUT BANK CONNECTICUT, N.A., a national banking corporation with an office located at 850 Main Street, Bridgeport, Connecticut (the "Lender").

                                  Background

         A. The Lender has previously extended a revolving loan in the original principal amount of up to $15,000,000 (the "Revolving Loan"), as evidenced by the Commercial Revolving Promissory Note dated as of May 23, 1994 and executed by the Borrower (the "Revolving Note") and a term loan in the original principal amount of $3,000,000 (the "Term Loan"), as evidenced by the Term Promissory Note dated as of May 23, 1994 and executed by the Borrower (the "Term Note"). The obligations of the Borrower under the Term Note and the Revolving Note (the "Notes") are governed pursuant to the terms of the Commercial Revolving Loan, Term Loan and Security Agreement dated as of May 23, 1994, between the Lender and the Borrower (the "Loan Agreement").

         B. The Borrower has requested that the Lender amend the Loan Agreement by modifying the Financial Covenants of the Borrower under Section
7.03 of the Loan Agreement. The Lender has agreed to the Borrower's request subject to the terms and conditions contained in this Agreement.

                                  Agreement

         In consideration of the Background, which is incorporated by this reference, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be bound legally, agree as follows:

         1. Defined Terms. Capitalized terms not otherwise defined herein, shall have the meanings assigned to them in the Loan Agreement.

         2. Amendments and Modifications. All of the provisions of the Loan Agreement shall remain in full force and effect except as follows:

         (a) Section 7.03 (i) is deleted and the following is substituted therefor:

                 (i) Tangible Net Worth. The Borrower shall have a minimum Tangible Net Worth of not less than the following amounts on the dates set forth below:

                 Date                 Minimum Tangible Net Worth
                 ----                 --------------------------
                 July 31, 1994        $20,990,000

                 October 31, 1994     the greater of $21,097,000 or the sum of
                                      the actual tangible net worth on July
                                      31, 1994 plus $107,000.


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                 January 31, 1995     $21,629,000

                 April 30, 1995       $21,856,000

                 July 31, 1995        $23,307,000

                 October 31, 1995     the greater of $23,532,000 or the sum
                                      of the actual tangible net worth on July
                                      31, 1995 plus $225,000

                 January 31, 1996     the greater of $23,757,000 or the sum of
                                      the actual tangible net worth on July
                                      31, 1995 plus $450,000

                 April 30, 1996       the greater of $24,095,000 or the sum of
                                      the actual tangible net worth on July
                                      31, 1995 plus $788,000

                 July 31, 1996        $25,688,000

                 October 31, 1996     the greater of $25,989,000 or the sum of
                                      the actual tangible net worth on July
                                      31, 1996 plus $301,000

                 January 31, 1997     the greater of $26,590,000 or the sum of
                                      the actual tangible net worth on July
                                      31, 1996 plus $602,000


         (b) Section 7.03 (ii) is deleted and the following is substituted therefor:

                 (ii) Total Liabilities Debt Worth Ratio. During the period within and including the dates set forth below, and measured as at the end of each Fiscal Quarter, the Borrower shall maintain a maximum ratio of Total Liabilities to Tangible Net Worth of not greater than the amount set forth opposite such dates below:

                 Date                                          Maximum Ratio
                 ----                                          -------------
                 from May 23, 1994 through                     1.21:1.0
                 January 30, 1995

                 from January 31, 1995 through
                 July 30, 1995                                 1.82:1.0

                 from July 31, 1995 through
                 October 30, 1995                              1.68:1.0

                 from October 31, 1995 through
                 January 30, 1996                              1.65:1.0


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                 from January 31, 1996 through                 1.60:1.0
                 April 29, 1996

                 from April 30, 1996 through                   1.55:1.0
                 July 30, 1996

                 from July 31, 1996 through                    1.5:1.0
                 October 30, 1996

                 from October 31, 1996 through                 1.45:1.0
                 January 30, 1997

                 from January 31, 1997 until the date on       1.40:1.0
                 which all the Loans are satisfied in full


         (c) Section 7.03 (iii) is deleted and the following is substituted therefor:

                 (iii) Minimum Debt Service and Capital Expenditure Coverage. On each of the Fiscal Quarters set forth below, the Borrower shall have, for such Fiscal Quarter and the three immediately preceding Fiscal Quarters, a MDSCEC Ratio of not less than the amount set forth opposite such Fiscal Quarters:


                 Date                                          Minimum Ratio
                 ----                                          -------------
                 July 31, 1994 through October 31, 1994        1.12:1.0

                 January 31, 1995                               .85:1.0

                 April 30, 1995                                 .94:1.0

                 July 31, 1995 through April 30, 1996          1.10:1.0

                 July 31, 1996 through the date of which
                 the Loans are satisfied in full               1.47:1.0


                 However, the Settlement Payment will be excluded from the calculation of the Borrower's MDSCEC.

         (d) Section 7.03 (iv) is deleted and the following substituted therefor:

                 (iv)  Total Liabilities to Cash Flow.   On each of the Fiscal
                 Quarters set forth below, the Borrower shall have, for such Fiscal Quarter and the three immediately preceding Fiscal Quarters, a ratio of Total Liabilities to Cash Flow of not greater than the amount set forth opposite such dates below:

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                 Date                                          Maximum Ratio
                 ----                                          -------------
                 July 31, 1994 through October 31, 1994        5.39:1.0

                 January 31, 1995                              7.09:1.0

                 April 30, 1995                                6.07:1.0

                 July 31, 1995 through April 30, 1996          4.95:1.0

                 July 31, 1996 through the date on which
                 the Loans are satisfied in full               4.48:1.0


                 However, the Settlement Payment will be excluded from the calculation of the Borrower's Total Liabilities to Cash Flow.


         (e) Section 3.01 (b) is deleted and the following is substituted therefor:


                 (b) Interest Rate. (i) Revolving Loan. Each Revolving Loan shall bear interest at a rate per annum as the Borrower may elect subject to the provisions of this Agreement (each, an "Interest Rate Option"). During the period from the date made through and including the date of payment in full, each Revolving Loan shall bear interest on the Advances outstanding under the Revolver, for the applicable Interest Period, at a rate per annum equal to, at the election of the Borrower:

                                  (1) if the Outstanding Amount Under Revolver is between $0 and $5,000,000 on the date the Borrower sends the Election Notice

                                        (X) at a variable rate per annum equal
                                            to the Base Rate less one-quarter
                                            percent (.25%), adjusted daily, or

                                        (Y) at a fixed rate per annum equal to
                                            the LIBOR Rate plus 175 basis
                                            points, or

                                        (Z) at a fixed rate per annum equal to
                                            the Cost of Funds plus 175 basis
                                            points; or

                                  (2) if the Outstanding Amount Under Revolver
                                  is between $5,000,000.01 and $10,000,000 on
                                  the date the Borrower sends the Election
                                  Notice
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                                        (X) at a variable rate per annum equal
                                            to the Base Rate, adjusted daily, or

                                        (Y) at a fixed rate per annum equal to
                                            the LIBOR Rate plus 200 basis
                                            points, or

                                        (Z) at a fixed rate per annum equal to
                                            the Cost of Funds plus 200 basis
                                            points; or

                                  (3) if the Outstanding Amount Under Revolver is between $10,000,000.01 and $15,000,000 on the date the Borrower sends the Election
                                  Notice

                                        (X) at a variable rate per annum equal
                                            to the Base Rate plus one quarter
                                            percent (.25%), adjusted daily, or

                                        (Y) at a fixed rate per annum equal to
                                            the LIBOR Rate plus 225 basis
                                            points, or

                                        (Z) at a fixed rate per annum equal to
                                            the Cost of Funds plus 225 basis
                                            points.

The Borrower can elect an interest rate option for each Advance, and can change the interest rate option for such funds at the expiration of any applicable Interest Rate Period. The Borrower agrees that it shall not choose any Interest Rate Option having an Interest Rate Period extending beyond the Commitment Termination Date.

         (f) Section "M." of Schedule "1.01" shall be deleted and the following substituted therefor:

                 M. "Borrowing Base" shall mean on any date of determination thereof, an amount equal to the sum of (A) 85% of the Eligible Accounts, plus (B) 50% of the lower of cost or fair market value of the Eligible Inventory (valued on a first in, first out basis), up to $8,000,000, except that advances against class III Inventory (Services Division/Parts Operation) shall be limited to 25%, and shall not exceed $1,500,000, less the face amount of Standby and Documentary Letters of Credit issued by the Lender at the request of the Borrower less (C) the aggregate of the Reserve Amount and the Additional Reserve Amount.


         (g) Schedule "1.01" is amended by inserting the following as Section "CY":

                 CY. "Cash Flow" for any accounting period shall mean (i) earnings before interest and taxes, excluding all deferred income, plus (ii) depreciation and amortization.
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         (h)  Schedule "1.01" is amended by inserting the following as Section
"CZ":

                 CZ. "MDSCEC Ratio" shall mean the ratio of (i) Cash Flow less capital expenditures to (ii) the sum of interest expense and current maturities.



         (i) Schedule "1.01" is amended by inserting the following as Section "DA":

                 DA. "Outstanding Amount Under Revolver" shall mean the sum of all balances outstanding under the Revolving Note and the face value of any Letters of Credit issued on behalf of the Borrower and any of the Borrower's Affiliates.


         (j) Schedule "1.01" is amended by inserting the following as Section "DB":

                 DB. "Reserve Amount" shall mean (x) $0 if the Borrower has, for that current Fiscal Quarter, a MDSCEC Ratio of 1.0 or greater, and shall mean (y) $750,000 if the Borrower has, for that current Fiscal Quarter, a MDSCEC Ratio of less than 1.0.


         (k) Schedule "1.01" is amended by inserting the following as Section "DC":

                 DC. "Additional Reserve Amount" shall mean (x) $0 if the Borrower has made the Settlement Payment and shall mean (y) $1,500,000 if the Borrower has not made the Settlement Payment.

         (l) Schedule "1.01" is amended by inserting the following as Section "DD":

                 DD. "Settlement Payment" shall mean the $1,500,000 payment of the Borrower, to be made in full settlement of all claims against the Borrower in any way related to the law suit of DeVlieg, Inc. et. al. v. Bradley, et al, Case No. 93 C 20208 in the United States Court for the Northern District of Illinois.


         3. Representations, Warranties and Covenants. (a) Reaffirmation. The Borrower represents that, except as set forth on Schedule A hereof, all of the representations, warranties and covenants contained in the Loan Agreement are true and correct on and as of the date hereof, are incorporated herein by this reference, and are hereby remade by the Borrower.

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                 (b)      Loan Balance.  The Borrower represents that as of the
morning of March 14, 1995, the principal balance outstanding under (i) the Commercial Revolving Promissory Note is $9,723,602.06 and (ii) the Term Note is $2,642,857.20, plus accrued and unpaid interest. All sums are due and owing under the Notes without defense, off-set or counterclaim. The Borrower acknowledges that it is legally, validly and enforceably liable to the Lender under the Notes for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Loan Agreement and the other Loan Documents and that the Borrower has no claims, demands or rights of set-off against the Lender in connection with the Notes. The Borrower also acknowledges that the outstanding balance under the Revolving Note may increase from time-to-time.

                 (c) No Default. Except as set forth on Schedule A hereof, the Borrower is not in default under the Loan Documents and no event has occurred which would constitute an Event of Default (as defined in the Loan Documents) but for the giving of notice, passage of time, or both.

                 (d) Waiver. The Lender waives any Event of Default which may exist or may have existed as a result of the Borrower's failure to comply with the Financial Covenants in Section 7.03 of the Loan Agreement as those Financial Covenants existed prior to the amendment of those Financial Covenants by this Agreement.

                 (e)      Consent. The Lender gives its consent, pursuant to
Section 2.04 of the Loan Agreement, for the Borrower to make the Settlement Payment (as defined in the Loan Agreement, as amended hereby).

                 (f) No Material Change. Except as set forth on Schedule A hereof, there has been no material adverse change in the business or financial condition of the Borrower which would materially and adversely impair the ability of the Borrower to comply with its obligations to the Lender under the Loan Agreement and the Loan Documents, as amended.

                 (g) Schedule A. The Borrower acknowledges that the conditions set forth on Schedule A hereof constitute an Event of Default under the Loan Documents and that, notwithstanding the Lender's execution of this Agreement, the Lender does not waive said Event of Default and reserves its rights to exercise all of its remedies under the Loan Documents with respect thereto.

                 (h) Binding Agreements. This Agreement constitutes the valid and legally binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

                 (i) Controlling Terms. The Borrower hereby agrees that the terms in the Loan Agreement, as modified by this Agreement or hereafter, govern and control over any conflicting term in the Revolving Note or the Term Note.

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         4.      Governing Law; Consent to Jurisdiction.  This Agreement and
all the rights of the parties shall be governed by and construed in accordance with the laws of the state of Connecticut. The Borrower agrees that any suit, action or other legal proceeding arising out of this Agreement shall be brought in the courts of record of the state of Connecticut or the courts of the United States located in Connecticut. The Borrower expressly submits and consents in advance to such exclusive jurisdiction in any action or proceeding.

         5. Amendment and Restatement. Upon the execution of this Agreement, the Loan Agreement and the Loan Documents are restated to the extent that this Agreement restates them and are amended to the extent that this Agreement amends them.


         6. Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one complete Agreement.

         7. RELEASE. THE BORROWER RELEASES, REMISES AND DISCHARGES THE LENDER FROM ALL ACTIONS, CAUSES OF ACTION, SUITS, SUMS OF MONEY, CONTROVERSIES, VACANCIES, TRESPASSES, DAMAGES, JUDGMENTS, EXTENTS, EXECUTIONS, CLAIMS AND DEMAND IN LAW OR EQUITY, AND BREACHES OF COVENANTS, AGREEMENTS AND PROMISES WHICH THE BORROWER EVER HAD, NOW HAS OR WHICH IT SHALL HAVE AGAINST THE LENDER, TO THE EXTENT THE SAME ARE KNOWN BY THE BORROWER AS OF THE DATE OF THIS AGREEMENT, ARISING OUT OF ANY ACTION OR INACTION OF THE LENDER IN CONNECTION WITH THE LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT.

         8. COMMERCIAL TRANSACTION. THE BORROWER ACKNOWLEDGES THAT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS, AND WAIVES ANY RIGHT TO NOTICE AND HEARING AS MAY BE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. THE BORROWER FURTHER CONSENTS TO THE ISSUANCE OF ANY SUCH PREJUDGMENT REMEDIES WITHOUT A BOND AND AGREES NOT TO REQUEST OR FILE MOTIONS SEEKING TO REQUIRE THE POSTING OF A BOND UNDER PUBLIC ACT 93-431 IN CONNECTION WITH THE LENDER'S EXERCISE OF ANY PREJUDGMENT REMEDY.

         9. JURY TRIAL WAIVER. THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES. THE BORROWER

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ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS
AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.



Signed in the presence of:
                                       DeVLIEG - BULLARD, INC.


                                       By /s/ L.M. Murray
- -------------------------------          -------------------------------------
                                       Its Vice President
/s/ Ann B. Ruple
- -------------------------------
                                       SHAWMUT BANK CONNECTICUT, N.A.


/s/ Ann B. Ruple                       By /s/ David S. Blitz
- -------------------------------          -------------------------------------
                                       Its Vice President

- -------------------------------




STATE OF CONNECTICUT)
                         ) ss. Westport
COUNTY OF FAIRFIELD)

     Before me, the undersigned, this 14th day of March, 1995, personally appeared L.M. Murray, known to me to be the Vice President of DeVlieg - Bullard, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of the corporation.

                                      In Witness Whereof, I hereunto set my
                                      hand.


                                      Sharon E. Hugurt
                                      ------------------------------------------
                                      Notary Public
                                      My Commission Expires: 3-31-96
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                                     -10-



STATE OF CONNECTICUT)
                         )ss. WESTPORT
COUNTY OF FAIRFIELD)

     Before me, the undersigned, this 14th day of March, 1995, personally appeared David S. Blitz, known to me to be the Vice President of Shawmut Bank Connecticut, N.A., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of the corporation.

In Witness Whereof, I hereunto set my hand.



                                               Sharon E. Hugurt
                                              --------------------------------
                                               Notary Public
                                               My Commission Expires: 3-31-96